UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

TEGNA INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FOR IMMEDIATE RELEASE
April 28, 2020

TEGNA Urges Shareholders to Vote “FOR ALL” 12 Director Nominees on the GOLD Proxy Card TODAY

Annual Meeting of Shareholders to be held virtually on April 30, 2020

Tysons, VA – TEGNA Inc. (NYSE: TGNA) today urged shareholders to vote “FOR ALL” of TEGNA’s 12 director nominees on the GOLD proxy card TODAY, by internet or by phone. To ensure your shares are represented at the Annual Meeting, shareholders should vote immediately.

TEGNA recently announced strong preliminary first quarter 2020 results that, building on the company’s operational, financial and M&A successes in 2019, reflect continued excellent performance across TEGNA’s business and the Board’s ongoing commitment to maximizing shareholder value.

Recognizing the quality and success of TEGNA’s Board and the Company’s strategy, leading independent proxy advisory firms Glass Lewis & Co. (“Glass Lewis”) and Egan-Jones Proxy Services (“Egan-Jones”) recently recommended that shareholders vote FOR ALL 12 TEGNA director nominees and reject all four Standard General nominees. Importantly, all three proxy advisory firms – Glass Lewis, Egan-Jones and Institutional Shareholder Services Inc. (“ISS”) recommend against the election of Soohyung Kim. ISS also recommends shareholders not vote for two other Standard General nominees.

Howard D. Elias, Chairman of the Board, said, “TEGNA shareholders face an important decision that will directly impact the value of their investment and the future of TEGNA. A vote for all of the TEGNA nominees is a vote for a highly qualified, engaged and diverse Board that is delivering superior value to all of our shareholders. During this unprecedented time, an experienced Board that has navigated successfully before through market dislocations is especially important to provide steady leadership and help management stay focused on operations. On behalf of the entire TEGNA Board, I am deeply grateful for the continued support of our shareholders.”

Shareholders wishing to attend the virtual Annual Meeting must register in advance. Requests for registration to attend the Annual Meeting must be received by TEGNA at https://www.tegna-2020-annual-meeting-of-shareholders.com/ no later than 5:00 p.m. Eastern Time, on April 28, 2020. Shareholders should refer to the Company’s “Notice of Change of Location of Annual Meeting of Shareholders to be Held on Thursday, April 30, 2020,” filed with the Securities and Exchange Commission on April 20, 2020 for instructions as to how to register to attend the Annual Meeting.

PROTECT THE VALUE OF YOUR INVESTMENT – A VOTE FOR TEGNA’S HIGHLY QUALIFIED BOARD IS A VOTE FOR VALUE CREATION

Shareholders are encouraged to visit TEGNAvalue.com to view more information about TEGNA’s 2020 Annual Meeting of Shareholders on April 30.

TIME IS SHORT: YOUR VOTE IS IMPORTANT,
NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN

If you have questions about how to vote your shares or need additional copies of the proxy materials, please call the firm assisting us with the solicitation of proxies:

INNISFREE M&A INCORPORATED

Shareholders may call:
1(877) 687-1865 (toll-free from the U.S. and Canada), or
+1(412) 232-3651 (from other countries)

IMPORTANT NOTE: Please simply discard any White proxy cards sent to you by Standard General. If you have already voted using a White proxy card, you can change your vote by using the enclosed GOLD proxy card to vote by telephone or Internet.
Only your latest-dated vote will count.

Forward Looking Statements
Certain statements in this communication may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are subject to a number of risks, trends and uncertainties that could cause actual results or company actions to differ materially from what is expressed or implied by these statements, including risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to TEGNA’s operations and business relating thereto and TEGNA’s ability to execute on its standalone plan. Other economic, competitive, governmental, technological and other factors and risks that may affect TEGNA’s operations or financial results are discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). We disclaim any obligation to update these forward-looking statements other than as required by law.

Important Additional Information
TEGNA has filed a definitive proxy statement and form of GOLD proxy card with the SEC in connection with the solicitation of proxies for TEGNA’s 2020 Annual Meeting of shareholders (the “Proxy Statement” and such meeting the “2020 Annual Meeting”). TEGNA, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2020 Annual Meeting. Information regarding the names of TEGNA’s directors and executive officers and their respective interests in TEGNA by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in TEGNA’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in TEGNA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 2, 2020. Details concerning the nominees of TEGNA’s Board of Directors for election at the 2020 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF TEGNA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other documents filed by TEGNA free of charge from the SEC’s website, www.sec.gov. TEGNA’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to TEGNA, 8350 Broad Street, Suite 2000, Tysons, VA 22102, or from TEGNA’s website, https://www.tegna.com.

About TEGNA
TEGNA Inc. (NYSE: TGNA) is an innovative media company that serves the greater good of our communities. Across platforms, TEGNA tells empowering stories, conducts impactful investigations and delivers innovative marketing solutions. With 62 television stations in 51 markets, TEGNA is the largest owner of top 4 affiliates in the top 25 markets among independent station groups, reaching approximately 39 percent of all television households nationwide. TEGNA also owns leading multicast networks Justice Network and Quest. TEGNA Marketing Solutions (TMS) offers innovative solutions to help businesses reach consumers across television, email, social and over-the-top (OTT) platforms, including Premion, TEGNA’s OTT advertising service. For more information, visit www.TEGNA.com.

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For media inquiries, contact:
Anne Bentley
Vice President, Corporate Communications
703-873-6366
abentley@TEGNA.com

George Sard/Stephanie Pillersdorf/Andy Duberstein
Sard Verbinnen & Co.
TEGNA-SVC@SARDVERB.com

For investor inquiries, contact:
Douglas Kuckelman
Head of Investor Relations
703-873-6764
dkuckelman@TEGNA.com